EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Paul DePond, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Notify Technology Corporation on Form 10-KSB for the fiscal year ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Notify Technology Corporation.

      Date: December 19, 2007


                                           By:    /s/ Paul F. DePond
                                                  ------------------------------
                                           Name:  Paul F. DePond
                                           Title: Chief Executive Officer


      I, Gerald W. Rice, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Notify Technology Corporation on Form 10-KSB for the fiscal year ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Notify Technology Corporation.

      Date: December 19, 2007


                                           By:    /s/ Gerald W. Rice
                                                  ------------------------------
                                           Name:  Gerald W. Rice
                                           Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Notify Technology Corporation and will be retained by Notify Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.